SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

 Date of Report (Date of Earliest event Reported): October 6, 2004
                                                  (October 4, 2004)

                               WINWIN GAMING, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)

              Delaware                      0-21566              84-1219819
--------------------------------------------------------------------------------
  (State or Other Jurisdiction of       (Commission File        (IRS Employer
   Incorporation or Organization)            Number)         Identification No.)

              8687 West Sahara, Suite 201, Las Vegas, Nevada 89117
        ---------------------------------------------------------------
                     Address of Principal Executive Offices
                                    Zip Code

                                 (702) 233-4138
        ---------------------------------------------------------------
               Registrant's Telephone Number, Including Area Code

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      On October 4, 2004 WinWin Gaming, Inc. (the "Company") formally dismissed Livingston, Wachtell & Co., LLP ("LWC") as its independent registered public accounting firm. Such dismissal was approved by the Company's Board of Directors.

      LWC's reports on the Company's financial statements for either of the past two recent fiscal years did not contain an adverse opinion, disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles; except that LWC's reports did contain qualifications as to the Company's ability to continue as a going concern.

      There were no disagreements with LWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of LWC, would have caused it to make reference to the subject matter of the disagreements in connection with this report. No reportable events of the type described in item 304(a)(1)(iv)(B) of Regulation S-B occurred during the two most recent fiscal years.

      The Company has provided LWC with a copy of this disclosure and requested that they furnish the Company with a letter addressed to the Commission stating whether it agrees or disagrees with the statements by the Company in this report and, if not, stating the respects in which it does not agree. A letter from LWC to such effect is attached hereto as Exhibit 16.1.

      Also effective October 4, 2004, Asher & Company, Ltd. was appointed as the new independent registered public accounting firm for the Company.

      During its two most recent fiscal years, the Company has not consulted with Asher & Company, Ltd. on any matter that (i) involved the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements, in each case where written or oral advice was provided, that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) was either the subject of a disagreement or event, as that term is described in item 304(a)(1)(iv)(A) of Regulation S-B.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits.

Exhibit 16.1 - Letter, dated October 5, 2004, from Livingston, Wachtell & Co.,
LLP


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 6, 2004

                           WINWIN GAMING, INC.


                           By: /s/ Patrick Rogers
                               -------------------------------------------------
                                   Patrick Rogers, Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit Number                           Exhibit Description

16.1                Letter, dated October 5, 2004, from Livingston, Wachtell &
                    Co., LLP